Exhibit 10.12
IRREVOCABLE EXCHANGE AND SUBSCRIPTION AGREEMENT
Cogdell Spencer OP
Cogdell Spencer Inc.
4401 Barclay Downs Drive
Suite 300
Charlotte, North Carolina 28209-4670
August 8, 2005
Ladies and Gentlemen:
     Reference is made to the Cogdell Spencer Inc. Consent Solicitation Statement and Confidential Offering Memorandum, dated May 27, 2005 (the “Confidential Offering Memorandum”) relating to the private offering of units representing limited partnership interests (the “OP Units”) to be issued by Cogdell Spencer LP, a newly formed Delaware limited partnership (“Cogdell Spencer OP”), or shares of Common Stock, par value $.01 per share, (the “Common Stock”), to be issued by Cogdell Spencer Inc., a newly organized Maryland corporation (the “Company”), which intends to qualify as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes. A copy of the Confidential Offering Memorandum has been received and reviewed by the undersigned. Capitalized terms used but not otherwise defined in this Irrevocable Exchange and Subscription Agreement shall have the respective meanings ascribed to them in the Confidential Offering Memorandum.
     The undersigned (the “Exchanging Member”) is a holder of limited liability company, general or limited partnership interests in those limited liability companies or limited partnerships (the “Existing Entities”) and of shares of common stock in Cogdell Spencer Advisors Inc., a North Carolina corporation (CSA”), all as described on the attached Investor Information Page. We refer to the limited liability company, general or limited partnership interests in the Existing Entities and the shares of CSA common stock shown on such Investor Information Page collectively as the “Interests.” The Investor Information Page also sets forth, in the applicable column, the number of OP Units or shares of Common Stock to being offered to the Exchanging Member in exchange for the Interests. Such number of OP Units is referred to herein as the “Offered OP Units” and such number of shares of Common Stock is referred to herein as the “Offered Shares.”
     By executing this agreement, the Exchanging Member waives any right it may have to elect to receive any consideration under the Transaction Agreements for any of the Existing Entities and irrevocably agrees, upon satisfaction of the conditions in Sections 5 and 6 of this agreement, to receive in exchange for such Interests either the Offered OP Units or Offered Shares, as indicated on the Investor Information Page. The securities so elected to be received by the Exchanging Member as described in paragraph 1.A below are referred to herein as the “Elected Securities.”
     1. Exchange, Subscription and Consent.
     A. Contribution to the Company and Cogdell Spencer OP. By executing this agreement, the Exchanging Member hereby agrees, subject to the terms and conditions hereof, (i) to contribute to Cogdell Spencer OP the Interests shown on the Investor Information Page as being slated for contribution to Cogdell Spencer OP in exchange for which the Exchanging Member will receive on the closing date (the “Closing Date”) of the Company’s proposed initial public offering (the “IPO”) the number of OP Units set forth in the applicable line on the Investor Information Page and (ii) to receive, on the closing date of the IPO, in the merger described in the Transaction Agreement relating to CSA, the number of Offered Shares shown on such Investor Information Page.
     B. Reallocation at the Option of the Company for Tax Reasons. The Company reserves the right, by written notice to the undersigned, to require the undersigned and CSA to reallocate one or more Interests slated for contribution under the Transaction Agreement for CSA to be instead contributed to Cogdell Spencer OP and to require one or more Interests slated for contribution to Cogdell Spencer OP to be instead contributed under the Transaction Agreement for CSA. The Company shall exercise such right only if in its reasonable judgment such reallocation is necessary to protect the status of the Company as a REIT for federal income tax purposes or the tax deferred nature of the transactions contemplated by this Agreement. The parties agree that any such reallocation of an Interest shall not change the total number of Elected Securities to be received by the Exchanging Member under this agreement and under the Transaction Agreement for CSA
     C. Other Matters. The Exchanging Member has delivered to the Company or Cogdell Spencer OP, as applicable, (a) a duly completed and executed Form W-9 and FIRPTA Affidavit; and (b) two duly completed and executed signature pages to this Irrevocable Exchange and Subscription Agreement. As provided in paragraph 9 hereof, by executing this agreement, the Exchanging Member is granting a power-of-attorney to the Company to execute, on behalf of the undersigned at the closing of the transactions contemplated hereby (the “Closing”), the Registration Rights Agreement, the Tax Protection Agreement, the Lock-Up Agreement, the applicable Transaction Agreements, and the partnership agreement of Cogdell Spencer OP. Such agreements together with this agreement are collectively referred to in this agreement as the “Subscription Documents.”
     D. . Consents. By executing this agreement, the undersigned and CSA hereby consent and vote in favor of (i) the participation by the applicable Existing Entity and CSA in the Consolidation Transaction, as described herein or in the Confidential Offering Memorandum, and (ii) the Organizational Document Amendments, as described in the Confidential Offering Memorandum.
     2. Representations, Warranties and Covenants of The Exchanging Member. The Exchanging Member hereby acknowledges, represents and warrants to, and covenants and agrees with the Company and Cogdell Spencer OP as follows (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):
          2.1 Authorization. Such Exchanging Member represents and warrants that such Exchanging Member has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated by the Subscription Documents, that the execution and delivery of the Subscription Documents by such Exchanging Member and the consummation by such Exchanging Member of the transactions contemplated by the Subscription Documents have been duly authorized by all necessary action on the part of such Exchanging Member and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which such Exchanging Member is a party or by which such Exchanging Member is bound or with any judgment, decree, statute, order, rule or regulation applicable to such Exchanging Member or such Exchanging Member’s assets, and, if the Exchanging Member is not an individual, will not violate any provisions of the organizational or other formation or governing documents of such Exchanging Member. The Subscription Documents have been duly executed and delivered by such Exchanging Member and constitute valid and legally binding obligations of such Exchanging Member enforceable against such Exchanging Member in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if such Exchanging Member is an individual, has legal competence and capacity to execute the same, or, if such Exchanging Member is not an individual, the signatory has been duly authorized to execute the same on behalf of such Exchanging Member.
          2.2 Purchase for Investment. Such Exchanging Member is acquiring the Elected Securities for such Exchanging Member’s own account (or if such Exchanging Member is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such Elected Securities, other than the exchange of shares of CSA common stock for other Elected Securities as contemplated hereby. Such Exchanging Member hereby agrees that such Exchanging Member shall not, directly or indirectly, transfer all or any part of such Elected Securities (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Elected Securities), except in accordance with the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the regulations thereunder or an exemption from such registration provisions, with any applicable state or non-U.S. securities laws, and with the terms of this Irrevocable Exchange and Subscription Agreement. Such Exchanging Member understands that such Exchanging Member must bear the economic risk of an investment in the Elected Securities for an indefinite period of time because, among other reasons, the offering and sale of such Elected Securities have not been registered under the Securities Act and, therefore, such Elected Securities cannot be resold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available. Such Exchanging Member also understands that sales or transfers of such Elected Securities are further restricted by the provisions of the Company’s charter or the organizational agreements of Cogdell Spencer OP, and may be restricted by other applicable securities laws. If at any time the Elected Securities are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (i) such Elected Securities (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable federal or state securities laws or compliance with applicable exemptions therefrom; (ii) sale, transfer or assignment of such Elected Securities is further subject to restrictions contained in the organizational documents of the issuer of such securities and such Elected Securities may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the organizational documents of such issuer; and (iii) sale, transfer or assignment of such Elected Securities (other than shares of CSA common stock) is subject to restrictions contained in the Lock-Up Agreement being executed by such Exchanging Member on the date of this agreement.
          2.3 Information. Such Exchanging Member has carefully reviewed this Irrevocable Exchange and Subscription Agreement, the Confidential Offering Memorandum and the other Subscription Documents. Such Exchanging Member has been provided an opportunity to ask questions of, and such Exchanging Member has received answers thereto satisfactory to such Exchanging Member from, the Company or its representatives regarding the terms and conditions of the offering of the Elected Securities, and such Exchanging Member has obtained all additional information requested by such Exchanging Member of Cogdell Spencer OP or the Company and their representatives to verify the accuracy of all information furnished to such Exchanging Member regarding the offering of such Elected Securities. Such Exchanging Member represents and warrants that such Exchanging Member has read the Confidential Offering Memorandum in its entirety and has relied upon and is making his, her or its subscription decision to acquire the Elected Securities in exchange for its Interests based solely upon his, her or its review and evaluation of the Confidential Offering Memorandum and is not relying on CSA or the Company or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the subscription for the Elected Securities. Such Exchanging Member represents and warrants that such Exchanging Member has been advised to consult with his, her or its tax, legal and other advisors regarding the subscription and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in such Exchanging Member’s judgment, sufficient information to evaluate the merits and risks of a subscription and investment hereunder. Such Exchanging Member has not been furnished with and has not relied on any oral or written representation in connection with the offering of the Elected Securities that is not contained in this agreement.
          2.4 Economic and Liquidity Risk. Such Exchanging Member represents and warrants that such Exchanging Member has such knowledge and experience in financial and business matters such that such Exchanging Member is capable of evaluating the merits and risks of investing in the Elected Securities, and that such Exchanging Member has evaluated the risks of investing in the Elected Securities and has determined that they are a suitable investment for such Exchanging Member. Such Exchanging Member represents and warrants that such Exchanging Member understands that an investment in the Elected Securities is a speculative investment that involves very significant risks and tax uncertainties and that such Exchanging Member is prepared to bear the economic, tax and other risks of an investment in the Elected Securities for an indefinite period of time, and is able to withstand a total loss of such Exchanging Members investment in the Elected Securities.
          2.5 Eligibility; Accredited Investor Status. Such Exchanging Member represents and warrants that such Exchanging Member is an “accredited investor” as defined in Regulation D under the Securities Act (“Accredited Investor”). Such Exchanging Member will, upon request, execute and/or deliver any additional documents deemed by the Company to be necessary or desirable to confirm such Exchanging Members Accredited Investor status.
          2.6 Ownership of the Exchanging Member’s Entire Interest. Such Exchanging Member hereby represents and warrants that such Exchanging Member has, or on the Closing Date will have, good and marketable title to each Interest listed on the Investor Information Page and each such Interest will on the Closing Date be free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. Such Exchanging Member will, upon request, execute, deliver and/or provide any additional documents deemed by the Company to be necessary or desirable to confirm the foregoing. Such Exchanging Member represents and warrants that the information on the Investor Information Page and on the Supplementary Information Page is true and correct in all material respects.
          2.7 Status as Foreign Person. Such Exchanging Member represents and warrants that he, she or it is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 897(h)(4) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.
          2.8 Continuing Efforts. Subject to the terms and conditions herein provided, such Exchanging Member covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Irrevocable Exchange and Subscription Agreement.
          2.9 No Brokers or Finders. Such Exchanging Member has not entered into any agreement and is not otherwise liable or responsible to pay any brokers’ or finders’ fees or expenses to any person or Entity with respect to this Irrevocable Exchange and Subscription Agreement or the purchase and issuance of any Elected Securities contemplated hereby, except for any such person or Entity the fees and expenses for which such Exchanging Member shall be solely responsible for and pay.
     3. Survival. The representations, warranties, covenants and agreements contained in this Irrevocable Exchange and Subscription Agreement shall survive the Closing Date.

     4. Conditions to Consummation by Cogdell Spencer OP and the Company. The obligations of Cogdell Spencer OP and the Company to accept a subscription from, and to issue the Elected Securities to, the Exchanging Member pursuant to this Irrevocable Exchange and Subscription Agreement are subject to the fulfillment of the conditions set forth in this Article 5, any one or more of which may be waived by the Company:
          4.1 Representations, Warranties and Covenants. The representations and warranties of the Exchanging Member contained in this Irrevocable Exchange and Subscription Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date unless expressly stated herein to be made as of a specified date. The Exchanging Member shall have performed in all material respects all obligations required to be performed by him, her or it under this Irrevocable Exchange and Subscription Agreement at or prior to the Closing Date.
          4.2 Closing Documents. The Exchanging Member shall have duly executed and delivered to the Company and Cogdell Spencer OP on or prior to the Closing Date all documents that are reasonably requested by the Company to effectuate the transactions contemplated hereby.
          4.3 Receipt of Subscription by the Expiration Time. The Subscription Documents and such other documents or instruments as are, or may be, requested hereunder must be properly completed and duly executed and returned by the Exchanging Member and received by the Company by the Expiration Time.
          4.4 Closing Of the IPO and Other Transactions. The closing of the IPO and the transaction contemplated by the applicable Transaction Agreement shall have occurred or shall be imminent.
     5. Conditions to Consummation by the Exchanging Member. The obligations of the Exchanging Member to receive Elected Securities pursuant this Irrevocable Exchange and Subscription Agreement are subject to the fulfillment of the conditions set forth in this Article 6, any one or more of which may be waived by him, her or it:
          5.1 Covenants. The Company and Cogdell Spencer OP shall have performed in all material respects all obligations required to be performed by them under this Irrevocable Exchange and Subscription Agreement at or prior to the Closing Date.
          5.2 Closing Documents. Cogdell Spencer OP shall have duly executed and delivered on or prior to the Closing Date the Subscription Documents as herein contemplated.
          5.3 Closing Of the IPO and Other Transactions. The closing of the IPO and the transactions contemplated by the applicable Transaction Agreements shall have occurred or shall be imminent.
     6. Indemnity. The Exchanging Member hereby agrees to indemnify and defend the Company and Cogdell Spencer OP and its affiliates against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any of them arising out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by such Exchanging Member pursuant to this Irrevocable Exchange and Subscription Agreement or any of the documents or instruments contemplated hereby or referred to herein. The Company and Cogdell Spencer OP hereby agree to indemnify and defend the Exchanging Member and its affiliates against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by the

Exchanging Member or any of its affiliates arising out of or based upon the breach of any agreement made or to be performed by the Company or Cogdell Spencer OP pursuant to this Irrevocable Exchange and Subscription Agreement.
     7. Changes to Form Agreements. The Exchanging Member agrees and confirms that the terms of the OP Units and Common Stock described in the Confidential Offering Memorandum and the Exhibits thereto are not final and may be modified depending on the prevailing market conditions at the time of the IPO. By executing this Irrevocable Exchange and Subscription Agreement such Exchanging Member hereby authorizes Cogdell Spencer OP and the Company to, and understands and agrees that Cogdell Spencer OP and the Company may, make changes (including changes that may be deemed material) to the Company’s charter, the by-laws of the Company, the Registration Rights Agreement, the Tax Protection Agreement, the Lock-Up Agreement and the partnership agreement of Cogdell Spencer OP, to the Confidential Offering Memorandum, and such Exchanging Member agrees to receive the Elected Securities, as the case may be, with such final terms and conditions as the Company determines.
     8. Power-of-attorney. By executing this Irrevocable Exchange and Subscription Agreement, the undersigned Exchanging Member hereby irrevocably constitutes and appoints the Company (or a substitute appointed by Company) as his, her or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute any of the following agreements on such Exchanging Member’s behalf and in such Exchanging Member’s name: Lock-Up Agreement, Registration Rights Agreement, the Tax Protection Agreement, the Transaction Agreement, instruments of assignment, partnership agreements of Cogdell Spencer OP, Organizational Document Amendments of the Existing Entities, and any other documents related to the consummation of the Consolidation Transaction, any reallocation of Interests as described in paragraph 1.B above or any of the other transactions contemplated by this Agreement on such Exchanging Member’s behalf and in such Exchanging Member’s name, as may be deemed by the Company as necessary or desirable to effectuate the Consolidation Transaction, IPO, and the other transactions described herein or in the Confidential Offering Memorandum. The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform each and every act and thing which may be necessary, or convenient, in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by authority hereof. Such power-of-attorney shall be deemed to be coupled with an interest and shall be irrevocable and shall survive the death, disability or dissolution of the Exchanging Member.
     9. Partnership Agreement Amendments. By executing this Irrevocable Exchange and Subscription Agreement, the undersigned Exchanging Member hereby irrevocably constitutes and appoints the Company (or a substitute appointed by the Company) as his, her or its attorney-in-fact and agent with full power of substitution, to enter into, on such Exchanging Member’s behalf and in such Exchanging Member’s name, any amendments to the partnership agreement of Cogdell Spencer OP approved by the partners in accordance with the terms of such agreement. The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform each and every act and thing which may be necessary, or convenient, in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by authority hereof. Such power-of-attorney shall be deemed to be coupled with an interest and shall be irrevocable and shall survive the death, disability or dissolution of the Exchanging Member.
     10. Termination. This agreement shall be irrevocable by the undersigned, but shall terminate automatically if the Closing has not occurred 12 months after the date of this Agreement.
     11. General Provisions.

          11.1 Modification. Neither this Irrevocable Exchange and Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.
          11.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to the Exchanging Member:	To the address indicated for such Exchanging Member on the signature page to this Irrevocable Exchange and Subscription Agreement.

If to the Company or Cogdell	c/o Cogdell Spencer Advisors, Inc.
Spencer OP:	4401 Barclay Downs Drive
Suite 300
Charlotte, North Carolina 28209-4670
Tel: (704)940-2900
Fax: (704)940-2957
Attention: Frank Spencer

with a copy to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Jay Bernstein
Facsimile: (212) 878-8375
All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 12.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the facsimile number as provided in this Section 12.2, be deemed given upon receipt; and (c) if delivered by mail in the manner described above to the address as provided in this Section 12.2, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 12.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 12.2.
          11.3 Binding Effect. Except as otherwise provided herein, this Irrevocable Exchange and Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Exchanging Member is itself more than one person, the obligations of such Exchanging Members shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.
          11.4 Entire Agreement; Conflicting Provisions. The Subscription Documents contain the entire agreement of the parties with respect to this subscription, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

          11.5 Assignability. This Irrevocable Exchange and Subscription Agreement is not transferable or assignable by any party hereto. This Irrevocable Exchange and Subscription Agreement shall be for the benefit of the parties hereto.
          11.6 Applicable Law. This Irrevocable Exchange and Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed entirely within such State.
          11.7 Counterparts. This Irrevocable Exchange and Subscription Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.
          11.8 Further Assurances. The Exchanging Member will, from time to time, execute and deliver to the Company all such other and further instruments and documents and take or cause to be taken all such other and further action as CSA, the Company or Cogdell Spencer OP may reasonably request in order to effect the transactions contemplated by this Irrevocable Exchange and Subscription Agreement. Notwithstanding the foregoing, the Company or Cogdell Spencer OP may request from the Exchanging Member such additional information as it may deem necessary to evaluate the eligibility of such Exchanging Member to acquire Elected Securities, and may request from time to time such information as it may deem necessary to determine the eligibility of such Exchanging Member to hold Elected Securities or to enable CSA, Cogdell Spencer OP or the Company to determine the Exchanging Member’s compliance with applicable regulatory requirements or tax status, and such Exchanging Member shall provide such information as may reasonably be requested.
          11.9 Severability. If any term or provision of this Irrevocable Exchange and Subscription Agreement shall to any extent be invalid or unenforceable, the remainder of this Irrevocable Exchange and Subscription Agreement shall not be affected thereby, and each term and provision of this Irrevocable Exchange and Subscription Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Irrevocable Exchange and Subscription Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
          11.10 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this agreement in accordance with the terms and conditions of this agreement.
          11.11 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Irrevocable Exchange and Subscription Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.
          11.12 Ambiguities. Any ambiguities or questions concerning the undersigned’s completion or execution of the Consent and Election Form will be resolved by the Company, and its determination will be final and binding upon undersigned.
[Remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Irrevocable Exchange and Subscription Agreement as of this 8th day of August, 2005.
EXCHANGING MEMBER:

/s/ James W. Cogdell	Address:

Signature (on behalf of himself individually and	c/o Cogdell Spencer Inc.
the entities listed on Exhibit A)	4401 Barclay Downs Drive, Suite 300
Charlotte, North Carolina 28209-4670`

COGDELL SPENCER ADVISORS, INC.:

By:	/s/ Frank Spencer

Name:	Frank Spencer
Title:	President

COGDELL SPENCER LP
By: CS Business Trust I, its General Partner

By:	/s/ Frank Spencer

	Name:	Frank Spencer
	Title:	Trustee

COGDELL SPENCER INC.

By:	/s/ Frank Spencer

	Name:	Frank Spencer
	Title:	Chief Executive Officer and President

Investor Information Page

			Number of
	Percentage (%)		Offered OP	Number of Offered
Name of Entity	Ownership	Cash Value ($)	Units	Shares

Cogdell Spencer Advisors, Inc.	85.00	21,059,300.80	0	1,244,503
Augusta Medical Partners, LLC	1.95	168,906.02	9189
Baptist Northwest Limited Partnership	4.99	57,011.25	3102
Cogdell Investors (Birkdale), LLC	66.74	2,661,842.81	144805
Cogdell Investors (Birkdale II), LLC	68.10	663,999.52	36122
Cabarrus POB LLC	46.27	2,097,374.53	114098
Cabarrus Medical Partners, LLC	3.25	99,311.94	5403
East Jefferson Medical Office Building Limited Partnership	11.29	695,403.30	37830
East Jefferson Medical Specialty Building Limited Partnership	5.07	361,624.44	19673
Gaston MOB LLC	9.90	822,845.83	44763
Mulberry Medical Park Limited Partnership	3.40	63,449.71	3452
HMOB Associates Limited Partnership	4.99	246,368.84	13403
Orangeburg Medical Office Building General Partnership	0.69	17,973.01	978
Providence Medical Office Building, LLC	6.90	437,931.56	23824
Rocky Mount Kidney Center Associates Partnership	3.99	24,448.84	1331
Rocky Mount Medical Park Limited Partnership	4.99	216,602.33	11784

			Number of
	Percentage (%)		Offered OP	Number of Offered
Name of Entity	Ownership	Cash Value ($)	Units	Shares

Roper Medical Office Building, LLC	4.99	195,012.19	10609
St. Francis Community Medical Office Building, LLC	4.90	206,299.36	11223
St. Francis Medical Plaza, LLC	7.13	490,391.74	26678
Medical Park III, LP	6.71	366,587.56	19943
Beaufort Medical Plaza, LLC	15.75	527,619.40	28703
River Hills Medical Associates, LLC	14.65	410,363.16	22324
Cogdell Investors (Mallard), LLC	66.33	1,668,271.14	90754
Medical Investors I	37.53	2,023,777.20	110,093
Medical Investors III	37.53	721,207.95	39,234
Rocky Mount MOB, LLC	3.25	90,510.94	4924
West Medical Office I, LLC	12.20	230,915.74	12562
Rowan OSC Investors, LLC	2.50	43,217.48	2352
Copperfield MOB	1.25	49,807.84	2710
Barclay Downs Associates, LLC	12.14	290,998.08	15831
Cabarrus Land Company, LLC	3.25	188,779.53	10270
Mary Black Medical Office Building Limited Partnership	9.55	273,321.62	14869
Mary Black MOB II Limited Partnership	1.00	5,505.79	300
Mary Black Westside Medical Park I	4.99	109,241.58	5943
McLeod Medical Partners, LLC	0.65	40,759.32	2218

Total		37,626,983.23	901,298	1,244,503